UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)
                                  May 13, 2005


                             GLOBAL PHARMATECH, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

                                                                 33-0976805
       33-0976805                                              (IRS Employer
(Commission File Number)                                     Identification No.)


                              89 Ravine Edge Drive
                             Richmond Hill, Ontario
                                 Canada L4E 4J6
              (Address of Principal Executive Offices and zip code)


                                  905-787-8225
              (Registrant's telephone number, including area code)


                                Autocarbon, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

(b) On May 13, 2005, Global Pharmatech, Inc. (the "Company") determined to change its fiscal year end from March 31 to December 31.

     As previously reported under Item 2.01 of the Current Report on Form 8-K by the Company, filed with the Securities and Exchange Commission (the "Commission") on February 15, 2005 and amended on April 25, 2005, the Company completed its acquisition of Natural Pharmatech, Inc., a British Virgin Islands corporation ("Natural Pharmatech"), pursuant to a Share Purchase Agreement, dated as of January 24, 2005, by and among the Company and the shareholders of Natural Pharmatech.

     Natural Pharmatech's fiscal year end is December 31, and the Company has elected to change its fiscal year end to match its operating company's fiscal year end.

     Accordingly, and following the interpretive guidelines of the Commission, the Company will file a report on Form 10-QSB for the quarter ended March 31, 2005.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBAL PHARMATECH, INC.


Date: May 16, 2005                  By: /s/ Xiaobo Sun
                                       -----------------------------------------
                                    Name: Xiaobo Sun
                                    Title: President and Chief Executive Officer

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